SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported: October 27, 1999


              THE READER'S DIGEST ASSOCIATION, INC.
     (Exact name of registrant as specified in its charter)


        Delaware               1-10434            13-1726769
 (State or other juris-    (Commission File    (I.R.S. Employer
diction of incorporation       Number)       Identification No.)
    or organization)


           Pleasantville, New York          10570-7000
       (Address of principal executive      (Zip Code)
                  offices)


       Registrant's telephone number, including area code:
                         (914) 238-1000






                                              Page 1 of __ pages.

ITEM 5.   Other Events.

          Filed herewith as Exhibit 99.1 is a copy of the company's news release, issued today, relating to the Company's
Earnings Release for the quarter ended September 30, 1999.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits.

          (a)  Financial statements of business acquired
               Not applicable
          (b)  Pro forma financial information
               Not applicable
          (c)  Exhibits

          Number                        Description

          99.1           Press Release of The Reader's Digest
                         Association, Inc. dated October 27, 1999


                           SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           THE READER'S DIGEST ASSOCIATION, INC.
                            (Registrant)


Date:  October 27, 1999    /s/GEORGE S. SCIMONE
                           George S. Scimone
                           Senior Vice President and
                           Chief Financial Officer

                          EXHIBIT INDEX



Exhibit No.                        Description

     99.1           Press Release of The Reader's Digest
                    Association, Inc. dated October 27, 1999